SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report:  May 3, 1999
                       (Date of earliest event reported)



                     Inland Retail Real Estate Trust, Inc.
            (Exact name of registrant as specified in the charter)



        Maryland                       333-64391              36-4246655

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)



                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

We filed a Form 8-K on May 3, 1999, a Form 8-K on June 4, 1999 and a Form 8-K on July 1, 1999 without the requisite financial information. Accordingly, we are filing this Form 8-K/A.


Item 7.  Financial Statements and Exhibits


                         Index to Financial Statements
                                                                     Page

Pro Forma Consolidated Balance Sheet (unaudited)
  at March 31, 1999................................................. F- 1

Notes to Pro Forma Consolidated Balance Sheet (unaudited)
  at March 31, 1999................................................. F- 3

Pro Forma Consolidated Statement of Operations (unaudited)
  of the Company for the three months ended March 31, 1999.......... F- 6

Notes to Pro Forma Consolidated Statement of Operations (unaudited)
  for the three months ended March 31, 1999......................... F- 8

Pro Forma Consolidated Statement of Operations (unaudited)
  of the Company for the year ended December 31, 1998............... F-10

Notes to Pro Forma Consolidated Statement of Operations (unaudited)
  for the year ended December 31, 1998.............................. F-12

Lake Walden Square:

Independent Auditors' Report........................................ F-15

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1998.............................. F-16

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses for the year ended December 31, 1998........... F-17

Historical Summary of Gross Income and Direct Operating Expenses
  (unaudited) for the three months ended March 31, 1999............. F-19

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses (unaudited) for the three months ended March 31, 1999.... F-20

Merchants Square Shopping Center:

Independent Auditors' Report........................................ F-21

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1998.............................. F-22

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses for the year ended December 31, 1998........... F-23

Historical Summary of Gross Income and Direct Operating Expenses
  (unaudited) for the three months ended March 31, 1999............. F-25

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses (unaudited) for the three months
  ended March 31, 1999.............................................. F-26

Town Center Commons:

Independent Auditors' Report........................................ F-27

Historical Summary of Gross Income and Direct Operating Expenses
  for the period from January 1, 1999 through March 31, 1999........ F-28

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses for the period from January 1, 1999 through
  March 31, 1999.................................................... F-29

                                   SIGNATURE



Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Retail Real Estate Trust, Inc.
                                   (Registrant)



                        By:/s/ BARRY L. LAZARUS
                               Barry L. Lazarus
                               President, Chief Operating Officer,
                               Treasurer and Chief Financial Officer


Date:    July 15, 1999

                     Inland Retail Real Estate Trust, Inc.
                     Pro Forma Consolidated Balance Sheet
                                March 31, 1999
                                  (unaudited)


The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisition of the properties indicated in Note B had occurred on March 31, 1999.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 1999, nor does it purport to represent our future financial position. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                      Inland Retail Real Estate Trust, Inc.
                      Pro Forma Consolidated Balance Sheet
                                 March 31, 1999
                                   (unaudited)


                                         Pro Forma
                                        Adjustments
                                       -------------
                              (A)        Property     Pro Forma
                           Historical  Acquisitions  as adjusted
                          ------------ ------------ ------------
Assets
------
Net investment in
  properties(B).........  $      -      29,937,407   29,937,407
Cash.....................     206,732       96,462      303,194
Escrowed funds (A).......     978,514         -         978,514
Deferred Offering costs..   1,359,424         -       1,359,424
Other assets (E).........        -         334,288      334,288
                          ------------ ------------ ------------
Total assets............. $ 2,544,670   30,368,157   32,912,827
                          ============ ============ ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate taxes        -          92,620       92,620
Security deposits........        -          65,243       65,243
Mortgages payable (D)....        -      22,813,024   22,813,024
Liability for
  subscriptions received.     978,514         -         978,514
Accounts payable.........       4,732         -           4,732
Accrued interest payable.        -         301,463      301,463
Other liabilities........        -          66,149       66,149
Due to Affiliates........   1,359,424         -       1,359,424
Minority interest in
  partnership (C)........       2,000         -           2,000
                          ------------ ------------ ------------
Total liabilities........   2,344,670   23,338,499   25,683,169
                          ------------ ------------ ------------

Common Stock.............         200        8,239        8,439
Additional paid in
  capital (net of
  Offering costs)........     199,800    7,021,419    7,221,219
                          ------------ ------------ ------------
Total Stockholders'
  equity.................     200,000    7,029,658(F) 7,229,658
                          ------------ ------------ ------------
Total liabilities and
  Stockholders' equity... $ 2,544,670   30,368,157   32,912,827
                          ============ ============ ============




         See accompanying notes to pro forma consolidated balance sheet.

                     Inland Retail Real Estate Trust, Inc.
                 Notes to Pro Forma Consolidated Balance Sheet
                                March 31, 1999
                                  (unaudited)


(A) The historical column represents our Consolidated Balance Sheet as of March 31, 1999. We were formed on September 3, 1998. As of March 31, 1999, subscriptions for a total of 97,851 Shares had been received from the public at $10 per Share resulting in $978,514 in Gross Offering Proceeds. Subscriber funds are currently held in an interest-bearing escrow account until proceeds equal to the Minimum Offering have been received. As of May 3, 1999, we had sold Shares in excess of the Minimum Offering, accordingly, proceeds of the Offering which had been in escrow were released to the Company. In addition, we have received the Advisor's capital contribution of $200,000 for which it was issued 20,000 Shares. As of March 31, 1999, the Advisor advanced approximately $1,359,000 to us for costs incurred with the Offering.

                      Inland Retail Real Estate Trust, Inc.
                  Notes to Pro Forma Consolidated Balance Sheet
                                 March 31, 1999
                                   (unaudited)

                                   (continued)

(B) The pro forma adjustments reflect the acquisition of the following properties:

                                         Merchant                     Total
                           Lake Walden    Square     Town Center     Property
                           Acquisition  Acquisition  Acquisition   Acquisitions
                          ------------ ------------- ------------ -------------
Assets
------
Net investment in
  properties............. $14,538,984     5,742,042    9,656,381   29,937,407
Cash.....................        -           96,462         -          96,462
Other assets (E).........     278,396        55,892         -         334,288
                          ------------ ------------- ------------ ------------
Total assets............. $14,817,380     5,894,396    9,656,381   30,368,157
                          ============ ============= ============ ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real
  estate taxes...........      43,585        27,035       22,000       92,620
Security deposits........      38,712         7,088       19,443       65,243
Mortgages payable (D)....  10,933,971     4,279,053    7,600,000   22,813,024
Accrued interest payable.     301,463          -            -         301,463
Other liabilities........        -             -          66,149       66,149
                          ------------ ------------- ------------ ------------
Total liabilities........  11,317,731     4,313,176    7,707,592   23,338,499
                          ------------ ------------- ------------ ------------

Common Stock.............       4,134         1,839        2,266        8,239
Additional paid in
  capital (net of
  Offering costs)........   3,495,515     1,579,381    1,946,523    7,021,419
                          ------------ ------------- ------------ ------------
Total Stockholders'
  equity (F).............   3,499,649     1,581,220    1,948,789    7,029,658
                          ------------ ------------- ------------ ------------
Total liabilities and
  Stockholders' equity... $14,817,380     5,894,396    9,656,381   30,368,157
                          ============ ============= ============ ============

                     Inland Retail Real Estate Trust, Inc.
                 Notes to Pro Forma Consolidated Balance Sheet
                                March 31, 1999
                                  (unaudited)

                                  (continued)

(C) The Pro Forma Consolidated Balance Sheet includes the accounts of the Operating Partnership in which the Company has an approximately 99% controlling general partner interest. The Advisor owns the remaining approximately 1% limited partnership common units in the Operating Partnership for which it paid $2,000 and which is reflected as a minority interest.

(D) Represents the first mortgage loans assumed in conjunction with the acquisition of properties indicated in Note B. These mortgage loans with an aggregate principal balance of approximately $22,000,000 are payable to third parties at interest rates ranging from 7.0% to 7.6% per annum and maturities ranging from April 2000 to November 2008. This also represents debt payable to an affiliate with a principal balance of approximately $800,000 which is payable at an interest rate of 10.9% per annum and matures April 2000.

(E) Represents real estate tax and insurance escrows held.

(F) Additional offering proceeds of $8,239,000, net of offering costs of $1,209,342 are reflected as received as of March 31, 1999. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

                     Inland Retail Real Estate Trust, Inc.
                       Pro Forma Statement of Operations
                   For the three months ended March 31, 1999
                                  (unaudited)


The following unaudited Pro Forma Statement of Operations is presented to effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Statement of Operations as though they occurred on January 1, 1998.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the three months ended March 31, 1999, nor does it purport to represent our future financial position. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                     Inland Retail Real Estate Trust, Inc.
                       Pro Forma Statement of Operations
                   For the three months ended March 31, 1999
                                  (unaudited)



                                 Historical
                                ------------   Pro Forma
                                  Company     Adjustment
                                     (A)          (B)      Pro Forma
                                ------------ ------------ -----------

Rental income.................. $      -         776,740     776,740
Operating expense and real
  estate tax recoveries........        -         189,228     189,228
                                ------------ ------------ -----------
Total income...................        -         965,968     965,968
                                ------------ ------------ -----------

Advisor asset management fee (C)       -          74,868      74,868
Property operating expenses....        -         232,842     232,842
Management fee (G).............        -          43,985      43,985
Interest expense (H)...........        -         428,092     428,092
Depreciation (D)...............        -         220,914     220,914
                                ------------ ------------ -----------
Total expenses.................        -       1,000,701   1,000,701
                                                          -----------
Net loss applicable to
  common shareholders (F)......                           $  (34,733)
                                                          ===========

Weighted average number of
  shares of common stock
  outstanding (E)..............                              843,900
                                                          ===========

Basic and diluted net loss
  per weighted average
  shares of common stock
  outstanding (E)..............                           $     (.04)
                                                          ===========














            See accompanying notes to pro forma statement of operations.

                     Inland Retail Real Estate Trust, Inc.
                  Notes to Pro Forma Statement of Operations
                   For the three months ended March 31, 1999
                                  (unaudited)

(A) Historical information is not applicable as we had no operations through March 31, 1999.

(B) Total pro forma adjustments for acquisitions are as though they were acquired January 1, 1998.


                          Lake     Merchants      Town       Total
                         Walden     Square       Center    Pro Forma
                      ----------- ----------- ----------- -----------
Rental income........ $  445,882     145,500     185,358     776,740
Additional rental
  income.............    113,183      52,274      23,771     189,228
                      ----------- ----------- ----------- -----------
Total income.........    559,065     197,774     209,129     965,968
                      ----------- ----------- ----------- -----------
Advisor asset
  management fee (C).     36,373      14,355      24,140      74,868
Property operating
  expenses...........    139,665      51,797      41,380     232,842
Management fee (G)...     25,803      10,803       7,379      43,985
Interest expense (H).    214,458      80,232     133,402     428,092
Depreciation (D).....    111,969      48,102      60,843     220,914
                      ----------- ----------- ----------- -----------
Total expenses.......    528,268     205,289     267,144   1,000,701
                      ----------- ----------- ----------- -----------
Net income (loss)....     30,797      (7,515)    (58,015)    (34,733)
                      =========== =========== =========== ===========


(C) The Advisor asset management fee has been calculated as 1% of the cost of acquisition of the properties, prorated for the 3 months.

(D) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years for buildings and fifteen years for improvements. The allocation of land, buildings and improvements was based upon values stated in the related appraisal.

(E) The pro forma weighted average shares of common stock outstanding for the three months ended March 31, 1999 was calculated by estimating the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

(F) The net income (loss) allocable to the minority interest is immaterial, and therefore, has been not included.

(G) Management fees are calculated as 4.5% of gross revenues.

                     Inland Retail Real Estate Trust, Inc.
                  Notes to Pro Forma Statement of Operations
                   For the three months ended March 31, 1999
                                  (unaudited)


(H) As part of the acquisition of these properties, the Company assumed existing debt. The pro forma adjustments relating to interest expense were based on the following terms:

    Lake Walden

    Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debt related to Lake Walden Square of approximately $10,100,000 in connection with the acquisition. The assumed debt, which originated October 30, 1997, has an annual interest rate of 7.63% and requires monthly principal and interest payments.

    In addition, as part of the acquisition, the Company assumed a second mortgage debt of approximately $800,000 with an interest rate of 10.9%.

    Merchants Square

    Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debt related to Merchants Square Shopping Center of approximately $4,300,000 in connection with the acquisition. The assumed debt, which originated October 9, 1998, has an annual interest rate of 7.5% and requires monthly principal and interest payments.

    Town Center

    Inland Retail Real  Estate  Trust,  Inc.  assumed  the outstanding mortgage debts related to Town Center totaling approximately $7,600,000 in connection with the acquisition. The assumed debts, which originated April 13, 1999, have annual interest rates ranging from 175 points over LIBOR (currently 6.7%) to 7%.

                     Inland Retail Real Estate Trust, Inc.
                       Pro Forma Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)


The following unaudited Pro Forma Statement of Operations is presented to effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Statement of Operations as though they occurred on January 1, 1998 except for Town Center which was completed late in the fourth quarter of 1998 and significant operations had not yet begun.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1998, nor does it purport to represent our future financial position. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                     Inland Retail Real Estate Trust, Inc.
                       Pro Forma Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)


                                  Historical
                                 -------------
                                                 Pro Forma
                                    Company     Adjustment
                                      (A)          (B)      Pro Forma
                                 ------------- ----------- ------------

Rental income................... $      -       2,218,261    2,218,261
Operating expense and real
  estate tax recoveries.........        -         480,267      480,267
                                 ------------- ----------- ------------
Total income....................        -       2,698,528    2,698,528
                                 ------------- ----------- ------------

Advisor asset management fee (E)        -         202,915      202,915
Property operating expenses.....        -         550,759      550,759
Management fee (G)..............        -         123,156      123,156
Interest expense (H)............        -       1,191,775    1,191,775
Depreciation (C)................        -         640,298      640,298
                                 ------------- ----------- ------------
Total expenses..................        -       2,708,903    2,708,903
                                                           ------------
Net loss applicable to
  common shareholders (F).......                           $   (10,375)
                                                           ============

Weighted average number of
  shares of common stock
  outstanding (D)........                                      843,900
                                                           ============

Basic and diluted net loss
  per weighted average
  shares of common stock
  outstanding (D).........                                 $      (.01)
                                                           ============














            See accompanying notes to pro forma statement of operations.

                     Inland Retail Real Estate Trust, Inc.
                  Notes to Pro Forma Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)

(A) Historical information is not applicable as we had no operations through December 31, 1998.

(B) Total pro forma adjustments for acquisitions are as though they were acquired January 1, 1998.

                                   Lake      Merchants     Total
                                  Walden      Square     Pro Forma
                               -----------  ----------- -----------
    Rental income............. $1,636,260      582,001   2,218,261
    Additional rental income..    307,229      173,038     480,267
                               -----------  ----------- -----------
    Total income..............  1,943,489      755,039   2,698,528
                               -----------  ----------- -----------
    Advisor asset
      management fee (E)......    145,495       57,420     202,915
    Property operating
      expenses................    381,443      169,316     550,759
    Management fees (G).......     87,975       35,181     123,156
    Interest expense (H)......    869,275      322,500   1,191,775
    Depreciation (C)..........    447,882      192,416     640,298
                               -----------  ----------- -----------
    Total expenses............  1,932,070      776,833   2,708,903
                               -----------  ----------- -----------
    Net income (loss).........     11,419      (21,794)    (10,375)
                               ===========  =========== ===========

    Acquisition of Lake Walden Square, Plant City, Florida

    Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1998 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                       Lake Walden Square
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               ------------ ----------- -----------
    Rental income............. $ 1,636,260        -      1,636,260
    Additional rental income..     307,229        -        307,229
                               ------------ ----------- -----------
    Total income..............   1,943,489        -      1,943,489
                               ------------ ----------- -----------
    Advisor asset
      management fee (E)......        -        145,495     145,495
    Property operating
      expenses................     381,443        -        381,443
    Management fees (G).......      87,975        -         87,975
    Interest expense (H)......     782,075      87,200     869,275
    Depreciation (C)..........        -        447,882     447,882
                               ------------ ----------- -----------
    Total expenses............   1,251,493     680,577   1,932,070
                               ------------ ----------- -----------
    Net income (loss)......... $   691,996    (680,577)     11,419
                               ============ =========== ===========

                     Inland Retail Real Estate Trust, Inc.
                  Notes to Pro Forma Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)



    Acquisition of Merchants Square, Zephyrhills, Florida

    Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1998 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Merchants Square
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               ------------ ----------- -----------
    Rental income............. $   582,001        -        582,001
    Additional rental income..     173,038        -        173,038
                               ------------ ----------- -----------
    Total income..............     755,039        -        755,039
                               ------------ ----------- -----------
    Advisor asset
      management fee (E)......        -         57,420      57,420
    Property operating
      expenses................     169,316        -        169,316
    Management fees (G).......      35,181        -         35,181
    Interest expense (H)......      72,305     250,195     322,500
    Depreciation (C)..........        -        192,416     192,416
                               ------------ ----------- -----------
    Total expenses............     276,802     500,031     776,833
                               ------------ ----------- -----------
    Net income (loss)......... $   478,237    (500,031)    (21,794)
                               ============ =========== ===========


(C) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years for buildings and fifteen years for improvements. The allocation of land, buildings and improvements is based upon values stated in the related appraisal.

(D) The pro forma weighted average number of shares of common stock for the year ended December 31, 1998 was calculated by estimating the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

(E) The Advisor asset management fee has been calculated as 1% of the cost of acquisition of the properties

(F) The net income (loss) allocable to the minority interest is immaterial, and therefore, has been not included.

(G) Management fees were calculated at 4.5% of gross revenues.

                     Inland Retail Real Estate Trust, Inc.
                  Notes to Pro Forma Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)


(H) As part of the acquisition of these properties, the Company assumed existing debt. The pro forma adjustments relating to interest expense were based on the following terms:

    Lake Walden

    As part of the acquisition, the Company assumed a second mortgage debt of approximately $800,000 with an interest rate of 10.9%.

    Merchants Square

    Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debt related to Merchants Square Shopping Center of approximately $4,300,000 in connection with the acquisition. The assumed debt, which originated October 9, 1998, has an annual interest rate of 7.5% and requires monthly principal and interest payments.

                         Independent Auditors' Report


The Board of Directors
Inland Retail Real Estate Trust, Inc.:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Lake Walden Square for the year ended December 31, 1998. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of Lake Walden Square's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Lake Walden Square for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                        KPMG LLP


Chicago, Illinois
July 2, 1999

                              Lake Walden Square
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998




Gross income:
  Base rental income.............................. $1,636,260
  Operating expense and real estate
    tax recoveries................................    294,334
  Percentage rent.................................        425
  Other income....................................     12,470
                                                   -----------
  Total Gross Income..............................  1,943,489
                                                   -----------
Direct operating expenses:
  Operating expenses..............................    173,592
  Real estate taxes...............................    166,039
  Utilities.......................................     30,914
  Insurance.......................................     10,898
  Management fees.................................     87,975
  Interest expense................................    782,075
                                                   -----------
  Total direct operating expenses.................  1,251,493
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  691,996
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                              Lake Walden Square
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


1.  Business

    Lake Walden Square (Lake Walden) is located in Plant City, Florida. It consists of approximately 263,000 square feet of gross leasable area and was 92% leased and occupied at December 31, 1998. Approximately 62% of Lake Walden is leased to three tenants representing approximately 55% of base rental income. An Affiliate of Inland Retail Real Estate Trust, Inc. purchased Lake Walden from an unaffiliated third party (Seller) on behalf of Inland Retail Real Estate Trust, Inc. on May 6, 1998. Inland Retail Real Estate Trust, Inc. will acquire Lake Walden from this affiliate at their cost upon receipt of proceeds from an equity offering.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K/A of Inland Retail Real Estate Trust, Inc. and is not intended to be a complete presentation of Lake Walden Square's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Lake Walden Square to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Lake Walden leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Lake Walden Square is reimbursed for common area, real estate, insurance costs and management fees.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $7,627 for the year ended December 31, 1998.

                              Lake Walden Square
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1998 are as follows:

                                Year          Amount
                                ----          ------
                                1999        $ 1,674,258
                                2000          1,623,155
                                2001          1,497,366
                                2002          1,314,614
                                2003          1,131,801
                              Thereafter      9,418,719
                                            -----------
                                            $16,659,913
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Lake Walden. Costs such as depreciation, amortization, professional fees and loan assumption fees are excluded from the Historical Summary.

    The seller provided management services for Lake Walden for an annual fee of 4% of gross revenues (as defined) through May 6, 1998. Subsequent to the sale of Lake Walden to the affiliate (note 1), a new management agreement was executed with an annual management fee of 4.5% of gross revenues (as defined).

    Inland Retail Real Estate Trust, Inc. will assume the outstanding first mortgage debt related to Lake Walden Square of approximately $10,100,000 in connection with the acquisition. The assumed debt, which originated October 30, 1997 and matures on November 1, 2007, has an annual interest rate of 7.63% and requires monthly principal and interest payments.

    In addition, Inland Retail Real Estate Trust, Inc. will assume a second mortgage debt of approximately $800,000 in connection with the acquisition. Within a short time thereafter, the debt will subsequently be paid off by Inland Retail Real Estate Trust, Inc. and accordingly, the related interest expense is excluded from the Historical Summary.

                              Lake Walden Square
       Historical Summary of Gross Income and Direct Operating Expenses
                       Three months ended March 31, 1999
                                  (unaudited)



Gross income:
  Base rental income.............................. $  445,882
  Operating expense and real estate
    tax and insurance recoveries..................    113,183
                                                   -----------
  Total Gross Income..............................    559,065
                                                   -----------
Direct operating expenses:
  Operating expenses..............................     93,683
  Management fees.................................     25,803
  Real estate taxes...............................     43,585
  Insurance.......................................      2,397
  Interest expense................................    214,458
                                                   -----------
  Total direct operating expenses.................    379,926
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  179,139
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                              Lake Walden Square
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                       Three months ended March 31, 1999
                                  (unaudited)


1.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses for the three months ended March 31, 1999 has been prepared from operating statements provided by the owners of the property during that period and requires management of Lake Walden Square to make estimates and assumptions that affect the amounts of the revenues and expenses during that period. Actual results may differ from those estimates.

    In the opinion of management, all normal recurring adjustments necessary for a fair presentation of results for the unaudited interim period presented have been reflected. Certain information in footnote disclosures included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.

2. Inland Retail Real Estate Trust, Inc. will assume the outstanding mortgage debt related to Lake Walden Square of approximately $10,100,000 in connection with the acquisition. The assumed debt, which originated October 30, 1997 and matures November 1, 2007, has an annual interest rate of 7.63% and requires monthly principal and interest payments.

    In addition, as part of the acquisition, the Company will assume a second mortgage debt of approximately $800,000 with an interest rate of 10.9%.

                         Independent Auditors' Report


The Board of Directors
Inland Retail Real Estate Trust, Inc.:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Merchants Square Shopping Center for the year ended December 31, 1998. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of Merchants Square Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Merchants Square Shopping Center for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                        KPMG LLP


Chicago, Illinois
July 2, 1999

                       Merchants Square Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998




Gross income:
  Base rental income.............................. $  582,001
  Operating expense and real estate
    tax recoveries................................    171,468
  Percentage rent.................................        576
  Other income....................................        994
                                                   -----------
  Total Gross Income..............................    755,039
                                                   -----------
Direct operating expenses:
  Operating expenses..............................     68,924
  Real estate taxes...............................     90,572
  Insurance.......................................      9,820
  Management fees.................................     35,181
  Interest expense................................     72,305
                                                   -----------
  Total direct operating expenses.................    276,802
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  478,237
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                       Merchants Square Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


1.  Business

    Merchants Square Shopping Center (Merchants Square) is located in Zephyrhills, Florida. It consists of approximately 74,850 square feet of gross leasable area and was 100% leased and occupied at December 31, 1998. Approximately 64% of Merchants Square is leased by one major tenant, Kash N' Karry, representing approximately 55% of base rental income. An Affiliate of Inland Retail Real Estate Trust, Inc. purchased Merchants Square from an unaffiliated third party (Seller) on behalf of Inland Retail Real Estate Trust, Inc. on October 9, 1998. Inland Retail Real Estate Trust, Inc. will acquire Merchants Square from this affiliate at their cost upon receipt of proceeds from equity offering.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K/A of Inland Retail Real Estate Trust, Inc. and is not intended to be a complete presentation of Merchants Square's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Merchants Square to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Merchants Square leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Merchants Square is reimbursed for common area, real estate taxes, insurance costs and management fees. Certain of the leases contain renewal options for various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments decreased base rental income by $1,782 for the year ended December 31, 1998.

                       Merchants Square Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1998 are as follows:

                                Year          Amount
                                ----          ------
                                1999        $   564,443
                                2000            536,668
                                2001            500,796
                                2002            481,711
                                2003            418,129
                              Thereafter      3,004,744
                                            -----------
                                            $ 5,506,491
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Merchants Square. Costs such as depreciation, amortization and professional fees are excluded from the Historical Summary.

    The Seller provided management services for Merchants Square for an annual fee ranging from 4% to 6% of gross revenues (as defined) through October 9, 1998. Subsequent to the sale of Merchants Square to the affiliate (note
    1), a new management agreement was executed with an annual management fee of 4.5% of gross revenues (as defined).

    Inland Retail Real Estate Trust, Inc. will assume the outstanding mortgage debt related to Merchant Square of approximately $4,300,000 in connection with the acquisition. The assumed debt which originated October 9, 1998 and matures November 1, 2008, has an annual interest rate of 7.5% payable monthly for the first 12 months which can be adjusted to an annual interest rate of 7.25% subsequently upon payment of scheduled principal payments.

5.  Pro Forma Adjustment (unaudited)

    The interest expense associated with the assumed debt discussed in note 4, would have been approximately $322,500 if the related debt had been in existence since January 1, 1998.

                       Merchants Square Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                       Three months ended March 31, 1999
                                  (unaudited)




Gross income:
  Base rental income.............................. $  145,500
  Operating expense and real estate
    tax and insurance recoveries..................     52,274
                                                   -----------
  Total Gross Income..............................    197,774
                                                   -----------
Direct operating expenses:
  Operating expenses..............................     22,734
  Management Fees.................................     10,803
  Real estate taxes...............................     27,035
  Insurance.......................................      2,028
  Interest expense................................     80,232
                                                   -----------
  Total direct operating expenses.................    142,832
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $   54,942
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                       Merchants Square Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                       Three months ended March 31, 1999
                                  (unaudited)


1. Basis of Presentation

   The Historical Summary of Gross Income and Direct Operating Expenses for the three months ended March 31, 1999 has been prepared from operating statements provided by the owners of the property during that period and requires management of Merchants Square Shopping Center to make estimates and assumptions that affect the amounts of the revenues and expenses during that period. Actual results may differ from those estimates.

   In the opinion of management, all normal recurring adjustments necessary for a fair presentation of results for the unaudited interim period presented have been reflected. Certain information in footnote disclosures included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.

2. Inland Retail Real Estate Trust, Inc. will assume the outstanding mortgage debt related to Merchant Square of approximately $4,300,000 in connection with the acquisition. The assumed debt which originated October 9, 1998 and matures November 1, 2008, has an annual interest rate of 7.5% payable monthly for the first 12 months which can be adjusted to an annual interest rate of 7.25% subsequently upon payment of scheduled principal payments.

                         Independent Auditors' Report


The Board of Directors
Inland Retail Real Estate Trust, Inc.:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Town Center Commons for the period from January 1, 1999 through March 31, 1999. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of Town Center Commons' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Town Center Commons for the period from January 1, 1999 through March 31, 1999, in conformity with generally accepted accounting principles.


                                                        KPMG LLP


Chicago, Illinois
July 2, 1999

                              Town Center Commons
       Historical Summary of Gross Income and Direct Operating Expenses
          For the period from January 1, 1999 through March 31, 1999




Gross income:
  Base rental income.............................. $  185,358
  Operating expense and real estate
    tax recoveries................................     23,771
                                                   -----------
  Total Gross Income..............................    209,129
                                                   -----------
Direct operating expenses:
  Operating expenses..............................     15,522
  Real estate taxes...............................     22,000
  Utilities.......................................      1,053
  Insurance.......................................      2,805
  Management fees.................................      7,379
                                                   -----------
  Total direct operating expenses.................     48,759
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  160,370
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                              Town Center Commons
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
          For the period from January 1, 1999 through March 31, 1999


1.  Business

    Town Center Commons (Town Center) is located in Kennesaw, Georgia. It consists of approximately 72,100 square feet of gross leasable area and was 96% leased and occupied at March 31, 1999. Approximately 59% of Town Center is leased to one tenant, J.C. Penney Home Store, representing approximately 63% of base rental income. In addition, Town Center is also anchored by an 80,000 square foot Gaylans which owns the land and building. An affiliate of Inland Retail Real Estate Trust, Inc. purchased Town Center from an unaffiliated third party (Seller) on behalf of Inland Retail Real Estate Trust, Inc. on April 13, 1999. Inland Retail Real Estate Trust, Inc. will acquire Town Center from this affiliate at their cost upon receipt of proceeds from an equity offering.

    Town Center was under development throughout the majority of 1998 with significant property operations commencing January 1, 1999. As such, the period from January 1, 1999 through March 31, 1999 represent the operating results of the property subsequent to development and are expected to approximate future anticipated operations.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K/A of Inland Retail Real Estate Trust, Inc. and is not intended to be a complete presentation of Town Center's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Town Center to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Town Center leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Town Center is reimbursed for common area costs, real estate taxes, insurance costs and management fees. Certain of the leases contain renewal options for various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $8,863 for the three months ended March 31, 1999.

                              Town Center Commons
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
          For the period from January 1, 1999 through March 31, 1999


    Minimum rents to be received from tenants under operating leases in effect at March 31, 1999 are as follows:

                                Year          Amount
                                ----          ------
                                1999        $   719,058
                                2000            960,831
                                2001            960,831
                                2002            960,831
                                2003            945,498
                              Thereafter      2,955,083
                                            -----------
                                            $ 7,502,132
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Town Center. Costs such as interest expense, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Town Center is managed pursuant to the terms of a management agreement for an annual fee of 4% to 6% of gross revenues (as defined). Subsequent to the sale of Town Center (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

    As Town Center was under development during 1998, the property is subject to reassessment for real estate taxes. The amount included in the financial statements represents management's best estimate of the 1999 real estate tax liability.

5.  Pro Forma Adjustment (unaudited)

    Inland Retail Real Estate Trust, Inc. will assume the outstanding mortgage debts related to Town Center of approximately $7,600,000 in connection with the acquisition. The assumed debts which originated April 13, 1999 and mature April 13, 2000, have annual interest rates ranging from 175 points over LIBOR (currently 6.7%) to 7%.

    The interest expense associated with the assumed debt would have been approximately $33,000 if the related debt had been in existence since January 1, 1999.